Exhibit 99.3

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Unless otherwise defined herein, the terms defined in the Dolby Laboratories, Inc. 2005 Stock Plan, as amended from time to time (the “Plan”) shall have the same defined meanings in this Notice of Grant of Restricted Stock Units (the “Notice of Grant”) and the Restricted Stock Unit Agreement, attached hereto as Exhibit A (together, the “Restricted Stock Unit Agreement” or the “Agreement”).

Participant: _______________________

You have been granted _________ Restricted Stock Units (the “Award”). Each such Restricted Stock Unit is equivalent to one share of the Company’s Class A Common Stock for purposes of determining the number of shares subject to this award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

Date of Grant:	___________________, 2007

Vesting Schedule:	See attached Vesting Appendix

You acknowledge and agree that this Agreement and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company’s right to terminate your relationship as a Service Provider at any time, with or without cause.

You hereby agree to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement, Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Agreement.

PARTICIPANT	DOLBY LABORATORIES, INC.

Signature	By

Print Name	Title

Vesting Appendix

The Restricted Stock Units will vest as provided below, and once vested, shall be settled by the Company’s issuance of shares of Stock reflecting that number of vested Restricted Stock Units.

The Restricted Stock Units will vest after the satisfaction of the following conditions:

EXHIBIT A

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

RESTRICTED STOCK UNIT AGREEMENT

1. Grant. The Company hereby grants to the individual set forth in the Notice of Grant of Restricted Stock Units (the “Participant”) an award of Restricted Stock Units (“RSUs”) pursuant to Section 8 of the Dolby Laboratories, Inc. 2005 Stock Plan, as set forth in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) and subject to the terms and conditions in this Restricted Stock Unit Agreement (the “Agreement”) and the Dolby Laboratories, Inc. 2005 Stock Plan as may be amended from time to time (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

2. Company’s Obligation. Each RSU represents the right to receive a Share after satisfying the applicable vesting conditions set forth in the Notice of Grant. Unless and until the RSUs vest, the Participant will have no right to receive Shares under such RSUs. Prior to actual distribution of any Shares pursuant to the vesting of any RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

3. Vesting Schedule. Subject to paragraph 4, and to relevant Plan provisions, the RSUs awarded by this Agreement will vest in the Participant according to the vesting schedule specified in the Notice of Grant.

4. Forfeiture upon Termination of Service. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Participant terminates service as a Service Provider, for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.

5. Payment after Vesting. Any RSUs that vest in accordance with this Agreement will be paid to the Participant (or in the event of the Participant’s death, to his or her estate) in Shares, subject to the Participant (or his or her estate) satisfying the applicable tax withholding obligations set forth in paragraph 11.

6. Payments after Death. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the administrator or executor of the Participant’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until Shares (in certificated or uncertificated form in the Company’s sole discretion) have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or the Participant’s broker.

8. No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSUS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER. THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 100 Potrero Avenue, San Francisco, CA 94103 Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

10. Code Section 409A. Notwithstanding anything in this Agreement to the contrary, if any Participant would be considered a “specified employee” within the meaning of Section 409A of the Code and the regulations thereunder at the time of such Participant’s termination as a Service Provider, the RSUs (and/or at the election of the Participant the cash received from the sale of the Shares underlying the vested RSUs) will not be paid to the Participant until the date that is six (6) months and one (1) day following the date of the Participant’s termination as a Service Provider.

11. Withholding of Taxes. At the time that the Company issues Shares for payment for vested RSUs the Company will withhold a portion of the Shares otherwise issuable in payment for vested RSUs that have an aggregate market value sufficient to pay the minimum federal, state and local income, employment and any other applicable taxes required to be withheld by the Company with respect to the vesting of such Shares underlying the RSU. No fractional Shares will be withheld or issued pursuant to the grant of RSUs and the issuance of Shares thereunder. The Company may, instead of withholding in Shares, in its sole and absolute discretion, withhold an amount necessary to pay the applicable taxes from the Participant’s salary or other amounts payable to the Participant. In the event the withholding requirements are not satisfied through the withholding of Shares (or, through the Participant’s salary or other amounts payable to the Participant, as indicated above), no Shares will be issued to the Participant (or his or her estate) in settlement of the RSUs unless and until satisfactory arrangements (as determined by the

Administrator) have been made by the Participant with respect to the payment of any income and other taxes which the Company determines must be withheld or collected with respect to such RSUs. By accepting this Award, the Participant expressly consents to the withholding of Shares and to any cash or Share withholding as provided for in this paragraph 11. All income and other taxes related to this Award and any Shares delivered in payment thereof are the sole responsibility of the Participant.

12. Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

13. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors, and assigns of the parties hereto.

14. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Participant (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent, or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

15. Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

16. Notice of Governing Law. This Award will be governed by, and construed in accordance with, the laws of the State of California without regard to principles of conflict of laws.

17. Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon the Participant, the Company, and all other interested persons. No member of the Administrator will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.